FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("First Amendment") is made and entered into as of the 28th day of March, 1997, by and between Equus II Incorporated, a Delaware corporation, with offices and place of business at 2929 Allen Parkway, Houston, Texas 77019 (hereinafter called "Borrower") and NationsBank of Texas, N.A. a national banking association, with offices at 700 Louisiana, Houston, Texas 77002 (hereinafter called "Lender"). For and in consideration of the mutual covenants and agreements herein contained, Borrower and Lender hereby amend as of the date of this Agreement that certain Amended and Restated Loan Agreement ("Loan Agreement") between Borrower and Lender dated as of the 29th day of March 1996, in the following respects:

      Section 1.  AMENDMENTS TO LOAN AGREEMENT.

      (a) Section 1.1 of the Loan Agreement is hereby amended to read as follows:

            "1.1 INDEBTEDNESS. Upon the terms and conditions hereinafter set forth, the Lender agrees to lend to and/or issue letters of credit for the account of Borrower in an aggregate of up to $30,000,000.00 outstanding at any time as evidenced by the Credit Facility to be extended to the Borrower by the Lender as more specifically described in Section 1.3 and
      Section 1.4 hereof."


      (b) The definition of "Commitment Fee - Facility C" is hereby amended to read as follows:

            "(12) "Commitment Fee-Facility C" shall mean a fee in the amount of $50,000, payable upon execution of this Agreement and a fee in the amount of $75,000 payable on March 28, 1997."
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      (c) The definition of "Maturity Date" is hereby amended to read as follows:

            "(36) "Maturity Date" means April 1, 1998."

      (d) The first sentence of Section 1.3(a) of the Loan Agreement is hereby amended to read as follows:

            "(a) agrees to make Loans to Borrower pursuant to a revolving line of credit up to but not in excess of an aggregate principal amount outstanding at any time of $22,500,000.00, provided the aggregate amount of Loans outstanding pursuant to this Section 1.3, when combined with the amount of outstanding Credits, shall not exceed Borrowing Base A."

      (e) Section 1.4(c) of the Loan Agreement is hereby amended to read as follows:

            "(c) In the event the Borrower completes an equity offering, Borrower shall either (i) repay the outstanding principal balance of Revolving Facility B in full or (ii) if the net proceeds are less than the outstanding principal balance of Revolving Facility B, apply 100% of the net proceeds of such offering to Revolving Facility B within ten (10) days following completion of such offering and no advances shall be permitted pursuant to Revolving Facility B for a period of one (1) Business Day following such repayment."

      (f) Section 1.7(a) and 1.7(b) of the Loan Agreement are hereby amended to read as follows:

            "1.7 FACILITY C. (a) The Lender, during the period from the date of this Agreement until April 1, 1998, subject to the terms and conditions of this Agreement, and subject to the condition that at the time of each borrowing issuance hereunder no Default or Event of Default has occurred and is then continuing to occur and that the representations and warranties given by the Borrower in Section 2 as of the date of this Agreement shall remain true and correct in all material respects (except for representations and warranties (i) which are made as of a particular date or (ii) as to which the facts which gave rise to the representation or warranty have changed as a result of circumstances or transactions which are contemplated or permitted pursuant to this Agreement), agrees to make a loan to Borrower up to but not in excess of an aggregate principal amount outstanding at any time of $65,000,000, on the same Business Day upon receipt

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      from Borrower on or before 1:00 p.m. Houston time of written applications for the loan hereunder in the form attached as Exhibit "1.3.1".

            (b) The Borrower's obligation to repay Facility C shall be evidenced by a promissory note of the Borrower in substantially the form attached as Exhibit "1.7" hereto, payable to the order of Lender. The Facility C Note shall bear interest at a variable interest rate of one percent (1%) over the Cash Collateral Account Rate per annum not to exceed the maximum non-usurious interest rate permitted by applicable law with principal amounts due on or before the fifth (5th) Business Day after each principal advance, interest due monthly on the 15th of each month and concurrently with principal payments, and the balance of principal plus accrued and unpaid interest due and payable on or before April 1, 1998."

      (g) Section 3.1(g) of the Loan Agreement is hereby amended to read as follows:

            "(g) on or before March 28, 1997, Borrower will provide Lender updated summary information regarding the Portfolio Investments in form and substance satisfactory to Lender, indicating information as of such date relating to buy-sell rights and obligations, funding obligations, restrictions on transfer, voting agreements, registration rights and such similar information as Lender may reasonably request."

      (h) Section 3.10(a) of the Loan Agreement is hereby amended to read as follows:

            "(a) The aggregate indebtedness pursuant to Revolving Facility A and the amount of outstanding Credits shall never exceed Borrowing Base A. The Borrowing Base A is the lesser of (i) $22,500,000 and (ii) fifty percent (50%) of the Current Fair Market Value of Borrower's Eligible Public Securities provided that the sum of (x) indebtedness pursuant to Revolving Facility A plus (y) outstanding Credits plus (z) indebtedness pursuant to Revolving Facility B shall not exceed thirty-three percent (33%) of Borrower's Net Asset Value."

      (i) Section 3.10(b) of the Loan Agreement is hereby amended to read as follows:

            "(b) The aggregate indebtedness pursuant to Revolving Facility B shall never exceed Borrowing Base B. The Borrowing Base B is the least of
      (i) $7,500,000, (ii) twenty-five percent (25%) of the Current Fair Market Value of the Eligible Other Securities and (iii) Borrowing Base A, provided that the

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      sum of (x) indebtedness pursuant to Revolving Facility A plus (y)
      outstanding Credits plus (z) indebtedness pursuant to Revolving Facility B shall not exceed thirty-three percent (33%) of Borrower's Net Asset Value."

      (j) Section 4.1(b) of the Loan Agreement is hereby amended to read as follows:

            "(b) indebtedness for borrowed money and capitalized lease obligations not to exceed, in the aggregate, $500,000 outstanding at any time; and".

      (k) Exhibit 2.4 to the Loan Agreement is hereby replaced with Exhibit 2.4 attached hereto, and all references in the Loan Agreement as amended by this First Amendment to "Exhibit 2.4" shall refer to Exhibit 2.4 attached hereto.

      (l) The reference in the Borrowing Base Certificate, attached as Exhibit "3.10" to the Loan Agreement, to "$20,000,000" is hereby amended to read "$30,000,000".

      Section 2.  CLOSING.

      The closing of the transactions contemplated by this First Amendment is subject to the satisfaction of the following conditions.

      2.1 COUNSEL TO LENDER. All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender.

      2.2 REQUIRED DOCUMENTS.

      (a) The Lender shall have received certified copies of resolutions of the Board of Directors of the Borrower in form and substance satisfactory to Lender with respect to authorization of this First Amendment, the Facility A Promissory Note of the Borrower dated the date hereof in favor of the Lender in the

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original principal amount of $22,500,000, the Facility B Promissory Note of the
Borrower dated the date hereof in favor of the Lender in the original principal amount of $7,500,000, the Facility C Promissory Note of the Borrower dated the date hereof in favor of the Lender in the original principal amount of $65,000,000 (collectively, the "Notes"), the Ratification of Security Agreement
- Pledge dated as of the date hereof (the "Ratification of Security Agreement"), and the other corporate instruments provided for herein.

      (b) The Lender shall have received a certificate of the Secretary of the Borrower of the names of officers of the Borrower to sign this First Amendment, the Notes, the Ratification of Security Agreement and the other instruments or certificates related hereto together with the true signatures of such officers.

      (c) The Lender shall have received fully executed copies of the First Amendment, the Notes, and the Ratification of Security Agreement.

      (d) The Lender shall have received originals of all certificates, notes or other instruments subject to the Security Agreement - Pledge dated as of March 18, 1996 between Borrower and Lender, as ratified by the Ratification of Security Agreement.

      2.3 OPINION OF COUNSEL. The Lender shall have received from Porter & Hedges, L.L.P., counsel to the Borrower, a written opinion, satisfactory to the Lender and its counsel.

      2.4 COMMITMENT FEE. The Lender shall have received a commitment fee from the Borrower in the amount of $10,000.

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      Section 3.  RATIFICATION.

      Except as amended hereby, the Loan Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Loan Agreement and the Security Instruments, including but not limited to the Security Agreement, are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

      Section 4.  DEFINED TERMS.

      All terms used in this First Amendment which are defined in the Loan Agreement shall have the same meaning as in the Loan Agreement, except as otherwise indicated in this First Amendment.

      Section 5.  MULTIPLE COUNTERPARTS.

      This First Amendment may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

      Section 6.  APPLICABLE LAW.

      This First Amendment shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

      Section 7.  FINAL AGREEMENT.

      THE WRITTEN LOAN AGREEMENTS IN CONNECTION WITH THIS FIRST AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE

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LENDER AND THE BORROWER.

      IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized officers as of the 28th day of March, 1997.

                                    EQUUS II INCORPORATED

                                    By: /s/ PATRICK M. CAHILL
                                    Name:   Patrick M. Cahill
                                    Title:  Vice President


                                    NATIONSBANK OF TEXAS, N.A.

                                    By: /s/ LARRY B. BELL
                                    Name:   Larry B. Bell
                                    Title:  Senior Vice President

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